As filed with the Securities and Exchange Commission on February 26, 2004
                                                               File No. 33-81396
                                                              File No. 811-08614

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-1/A

           Registration Statement Under the Securities Act of 1933 [X]
                         Post-Effective Amendment No. 17

                                       and

       Registration Statement Under the Investment Company Act of 1940 [X]
                                Amendment No. 18

                            BRANDES INVESTMENT TRUST

                      (formerly Brandes International Fund)
               (Exact Name of Registrant as Specified in Charter)

                         11988 El Camino Real, Suite 500
                           San Diego, California 92130
                     (Address of Principal Executive Office)
                                 (619) 755-0239
              (Registrant's Telephone Number, Including Area Code)

                                 MICHAEL GLAZER
                   c/o Paul, Hastings, Janofsky & Walker, LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                     (Name and Address of Agent for Service)

             It is proposed that this filing will become effective:
                             (check appropriate box)

               [ ] immediately upon filing pursuant to Rule 485(b)
                  [X] on March 1, 2004, pursuant to Rule 485(b)
               [ ] 60 days after filing pursuant to Rule 485(a)(1)
               [ ] 75 days after filing pursuant to Rule 485(a)(2)
                [ ] on ________________, pursuant to Rule 485(a)

                         If appropriate check this box:

     [] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.









                                ----------------
                                     BRANDES
                                ----------------




                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND








                                   Prospectus


                                  March 1, 2004




    As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit.
                  It is a criminal offense to state otherwise.




                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND




--------------------------------------------------------------------------------
This important section        RISK/RETURN SUMMARY AND FUND EXPENSES............3
summarizes the Fund's
investments, risks, past
performance, and fees.

--------------------------------------------------------------------------------
This section provides         INVESTMENT OBJECTIVE, POLICIES AND RISKS.........7
details  about  the
Fund's investment
strategies and risks.

--------------------------------------------------------------------------------
Review this section           FUND MANAGEMENT.................................10
for information about the       The Investment Advisor........................10
organizations and people        Other Service Providers.......................10
who oversee the Fund.

--------------------------------------------------------------------------------
This section explains         SHAREHOLDER INFORMATION.........................11
how shares are valued,          Pricing Of Fund Shares........................11
how to purchase and sell        Purchasing and Adding to Your Shares..........11
shares, and payments of         Minimum Initial Investment....................12
dividends and distributions.    Selling Your Shares...........................14
                                Dividends, Distributions and Tax Status.......15

--------------------------------------------------------------------------------
Review this section for       FINANCIAL HIGHLIGHTS............................17
details  on  selected
financial statements of
the Fund.

--------------------------------------------------------------------------------
                              PRIVACY NOTICE..................................18
--------------------------------------------------------------------------------

                      RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective:                        Long term capital appreciation


Principal Investment Strategies:

                    Brandes Institutional International Equity Fund (the "Fund") invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks. These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion. Under normal conditions, the Fund invests at least 80% of its total assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the U.S. Up to 20% of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets. Up to 10% of the Fund's total assets, measured at the time of purchase, may be invested in securities of small capitalization companies (those whose market value of publicly traded securities totals $1 billion or less measured at the time of purchase). Brandes Investment Partners, LLC, the investment advisor to the Fund (the "Advisor") uses the principles of value investing to analyze and select equity securities for the Fund's investment portfolio.



Principal           Investment   Risks:   Because   the  values  of  the  Fund's
                    investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.


                    The values of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund's convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.


Who May Want to Invest?
                    Consider investing in the Fund if you:

                    o want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks
                    o    want professional portfolio management
                    o    are investing for long-term goals

                    The Fund is not appropriate for anyone seeking:
                    o    safety of principal
                    o    a short-term investment
                    o    regular income


                    The Fund is currently closed to new shareholders. See page 11 for additional information.


Minimum Initial Investment:
                    $1,000,000



                                Fund Performance


     The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The table below it compares the performance of the Fund over time to the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a standard international equity investment benchmark.


     The chart and table assume reinvestment of dividends and distributions. Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.


                         Performance Bar Chart and Table

                    Year-by-Year Total Returns as of 12/31/03

                                 for Fund Shares
[BAR CHART]

1997    21.57%
1998    14.65%
1999    56.18%
2000     4.46%
2001   -14.36%
2002   -15.80%
2003    47.97%


                    Best Quarter          Q 4      1999             27.15%
                    Worst Quarter         Q 3      2002            -20.72%



                          Average Annual Total Returns

                   (For the periods ending December 31, 2003)

--------------------------------------------------------------------------------
Brandes Institutional International Equity Fund 1 Year  5 Years Since Inception*
----------------------------------------------- ------- ------- ----------------
Return Before Taxes                              47.97%  11.72%      13.50%
Return After Taxes on Distributions              47.80%   9.42%      11.28%
Return After Taxes on Distributions
  and Sale of Fund Shares                        31.40%   9.14%      10.78%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MSCI EAFE Index                                  38.59%  (0.05)%      2.97%
-------------------------------------------------------------------------------


*Inception date is January 2, 1997.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                Fees and Expenses


     As an investor in the Fund, you will pay the following fees and expenses based on the Fund's last fiscal year. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. If you purchase shares through a bank, broker or other investment representative, they may charge you an account-level fee for additional services provided to you in connection with your investment in the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None
Maximum Contingent Deferred Sales Charge                             None
Redemption Fee                                                       None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)
Management fees                                                      1.00%
Other expenses(1)                                                    0.20%
                                                                     ----
Total Annual Fund operating expenses                                 1.20%
                                                                     ====


(1) The Advisor has agreed with Brandes Investment Trust (the "Trust") to limit the Fund's annual operating expenses, including repayment of previous waivers, to 1.20% of the Fund's average daily net assets through the Fund's fiscal year ended October 31, 2003. Without the waiver arrangement, the operating expenses would have been 1.19%.


     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     o    $10,000 investment in the Fund
     o    5% annual return
     o    all distributions are reinvested
     o    redemption at the end of each period
     o    no changes in the Fund's operating expenses

     Because this example is hypothetical and for comparison only, your actual costs will be different.

     Expense Example


      1 Year            3 Years          5 Years          10 Years
      ------            -------          -------          --------
       $122              $381              $660            $1,455



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS
                    ----------------------------------------

     The Fund's investment objective is long-term capital appreciation. It seeks to achieve this objective by investing principally in a diversified portfolio of equity securities of foreign companies.

International Investing


     During the past decade foreign capital markets have grown significantly. Today, over half of the world's equity value is located outside of the United States. The Advisor believes that significant investment opportunities exist throughout the world.


     The Fund normally invests at least 80% of its total assets in equity securities of foreign companies with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase. The Fund does not invest more than 20% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets. The Fund does not invest more than 10% of its total assets, measured at the time of purchase, in small capitalization companies (those with market capitalizations of $1 billion or less measured at the time of purchase).

     Equity securities include common stocks, preferred stocks and securities convertible into common stocks. The Fund invests in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

     Under normal circumstances, the Fund invests at least 80% of its total assets at the time of purchase in equity securities of companies located in at least three countries other than the United States. The Fund may invest in countries in Western Europe, North and South America, Australia, Africa and Asia. The Fund may invest in any one particular country or industry up to the greater of either (a) 20% of total Fund assets at the time of purchase, or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International Europe, Australasia, Far East Index at the time of purchase. However, the Fund may not invest more than 25% of its total assets, calculated at the time of purchase, in any one industry (other than U.S.
Government securities). In addition, the Fund may not invest more than 20% of the value of its total assets, measured at the time of purchase, in securities of companies located in countries with emerging securities markets.

     The Advisor selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations. In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund's country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Advisor may decide not to invest the Fund's assets in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index. At the same time, the Advisor may invest the Fund's assets in countries whose representation in the index is small or non-existent.

Value Investing

     The Advisor uses the Graham and Dodd Value Investing approach as introduced in the classic book Security Analysis. Applying this philosophy, the Advisor views stocks as parts of businesses which are for sale. It seeks to purchase a diversified group of these businesses when they are undervalued -- at prices its research indicates are well below their true long-term, or intrinsic, values. By purchasing stocks whose current prices it believes are considerably below their intrinsic values, the Advisor believes it can buy not only a possible margin-of-safety against price declines, but also an attractive opportunity for profit over the business cycle.

Main Risks

     The value of your investment in the Fund will fluctuate, which means you could lose money. You should consider an investment in the Fund as a long-term investment.

Stocks

     The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods. Stocks are more volatile--likely to go up or down in price, sometimes suddenly--and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.

Risks of International Investing

     Investments in foreign securities involve special risks. These include currency fluctuation, a risk which was not addressed by Graham and Dodd, whose work focused on U.S. stocks. The Advisor has applied the value method of stock selection to foreign securities. By looking outside the U.S. for investment opportunities, the Advisor believes it is more likely to find undervalued companies.

     Because most foreign securities are traded primarily in foreign currencies, foreign investing involves the risk of fluctuation in the value of such currencies against the U.S. dollar. However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance. Because the Advisor searches world-wide for undervalued companies, and is not limited to searching only among U.S. stocks, the Advisor believes that over the long term the benefits of strict value investing apply just as well with an added currency risk as they would without that risk.

     Before investing in the Fund, you should also consider the other risks of international investing, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund then is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.


     The Fund may from time to time invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries. For example, at October 31, 2003, 21.8% of the Fund's assets were invested in Japanese issuers. During such periods, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrences than more diversified portfolios.


Emerging Markets and Related Risks

     The Fund may invest up to 20% of its assets, as measured at time of purchase, in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that, in the opinion of the Advisor, is generally considered a developing country by the international financial community. There are currently over 130 such countries, approximately 40 of which currently have investable stock markets. Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe. Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks. As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

     Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar. Any fluctuations or devaluations in the currencies in which the Fund's portfolio securities are denominated may reduce the value of your investment in the Fund.

     Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, investors may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S.

     Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund's incurring additional costs and delays in the transportation and custody of such securities.

Small Capitalization Companies

     The Fund may invest up to 10% of its assets, as measured at time of purchase, in small capitalization companies, i.e., companies with market capitalizations of $1 billion or less, measured at time of purchase.

     Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management. The securities of these companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

Short-Term Investments

     The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor's discretion require investments inconsistent with the Fund's principal investment strategies. As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

     The Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Statement of Additional Information. Like the Fund's investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

The most recent information about the Fund's portfolio holdings can be found in its annual or semi-annual report. For information about receiving this report, see the back cover.

                                 FUND MANAGEMENT
                                 ---------------

     The Board of Trustees decides matters of general policy and reviews the activities of the Advisor, Distributor and Administrator. The Trust's officers conduct and supervise its daily business operations.

The Investment Advisor


     The Advisor has been in business, through various predecessor entities, since 1974. As of December 31, 2003, the Advisor managed approximately $75.8 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. Charles H. Brandes, who owns a controlling interest in the Advisor's general partner, Brandes Investment Partners, Inc., serves as a Trustee of the Trust. The Advisor's offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

     Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold. The Fund's investment portfolio is team-managed by an investment committee of the Advisor, whose members are senior portfolio management professionals of the firm. The Advisor also provides certain officers for the Trust. For its services, during its last fiscal year ended October 31, 2003, the Fund paid the Advisor a fee, accrued daily and paid monthly, of 1.00% of the Fund's average net assets. The Advisor has signed a contract with the Trust in which the Advisor has agreed that during the Fund's fiscal year ending October 31, 2004, the Advisor will waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed during each such fiscal year 1.20% of the average daily net assets of the Fund (the "Expense Cap"). The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor at any time before the later of (i) December 31, 2004 and (ii) the end of the fifth full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the fund to exceed the Expense Cap for that fiscal year.


Other Service Providers


     U.S. Bancorp Fund Services, LLC (the "Administrator") is the Fund's administrator. Its address is 2020 East Financial Way, Suite 100, Glendora, California, 91741. Quasar Distributors, LLC (the "Distributor"), an affiliate of the Administrator is the Fund's distributor. Its address is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     Investors Bank & Trust Company is the Custodian of the Fund's assets and employs foreign sub-custodians to provide custody of the Fund's foreign assets. Investors Bank & Trust Company is also the Fund's Transfer and Dividend Disbursing Agent. Its address is P.O. Box 642, Boston, Massachusetts, 02117-9818.


     The Statement of Additional Information has more information about the Advisor and the Fund's other service providers.


                             SHAREHOLDER INFORMATION
                             -----------------------

Pricing of Fund Shares

     The price of the Fund's shares is based on its per share net asset value ("NAV"). The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund:


                           NAV = Total Assets-Liabilities
                           ------------------------------
                                Number of Shares
                                   Outstanding


     The Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     The Fund calculates its NAV once daily at the close of public trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on days that the Exchange is open for trading. The Fund invests in securities that are primarily listed on foreign exchanges which may be open for trading on weekends and other days when the Fund does not price its shares. As a result, the Fund's NAV may change on days when you will not be able to purchase or redeem Fund shares.

Purchasing and Adding to Your Shares

Who May Invest in the Fund


     The Fund is currently closed to new shareholders. The Fund has discontinued all sales of its shares, except shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401K and 457 plans that selected the Fund as an investment option; (3) by shareholders participating in wrap fee programs who have invested in the Fund before July 1, 2002; and (4) by institutional investors that are clients of the Advisor. Other shareholders who own shares of the Fund will no longer be able to make additional purchases. The Fund may relax this restriction on sales of shares at the discretion of the Board of Trustees.


     The Fund sells shares only to certain institutional investors. Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

     Institutions which may invest in the Fund include qualified retirement and deferred compensation plans and trusts used to fund those plans, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code (the "Code")), "rabbi trusts," foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor. Others who may invest in the Fund include Trustees of the Trust, officers and employees of the Advisor, the Administrator and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Fund's Transfer Agent). If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.


     In compliance with the USA PATRIOT Act of 2001, please note that the Fund's Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's Transfer Agent at (617) 946-1945 if you need additional assistance when completing your Application.

     If the Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.


Price of Shares


     The Fund sells shares without a sales charge at the NAV which is next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund, or (2) after the Fund's Transfer Agent receives your order directly in proper form (which generally means a completed Application Form together with a negotiable check in U.S. dollars or a wire transfer of funds). You may pay a fee if you buy Fund shares through a broker or agent.


Minimum Initial Investment


     The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment. The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.


Purchases through a Securities Dealer

     You may purchase shares of the Fund through a securities dealer which has an agreement with the Distributor (a "selected dealer"). Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will price your order at the Fund's net asset value next computed after it is accepted by an authorized dealer or the dealer's authorized designee. The Fund and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order. A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent


     To purchase shares of the Fund directly from the Fund's Transfer Agent, complete the Account Application(available from the Fund's Transfer Agent or a selected dealer) and mail it to the Transfer Agent at the address shown on the Application. You may pay by a check with the Application, or by a wire transfer of funds as described below. You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.


Payment by Wire


     To pay for an initial investment in the Fund by wire, call the Fund's Transfer Agent at (617) 946-1945 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange is open for trading for an account number. The Fund's Transfer Agent will want to know your name, address, tax identification number, amount being wired and wiring bank. You can then instruct the wiring bank to transfer funds by wire to:


     Investors Bank & Trust Company,
     ABA #0110-01438,
     DDA #6691-36913,
     for credit to Brandes Institutional International Equity Fund, for further credit to [your name and account number].


     Make sure that the wiring bank includes the name of the Fund and the account number with the wire. If the Fund's Transfer Agent receives your funds before the Fund's net asset value is calculated, your funds will be invested on that day at the net asset value next calculated; otherwise, they will be invested on the next business day at the net asset value next calculated. You should write your new account number on the Account Application and mail the Application promptly to the Fund's Transfer Agent.

     To make an additional  purchase by wire,  call the Fund's Transfer Agent at
(617) 946- 1945 before the wire is sent. Otherwise, your purchase may be delayed indefinitely. Wire funds to the Fund's Transfer Agent, care of Investors Bank & Trust Company, as described above, including the name of the Fund and your account number with the wire.


Retirement Plan Participants

     Individual participants in qualified retirement plans should purchase shares of the Fund through their plan sponsor or administrator, which is responsible for transmitting orders. The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Automatic Reinvestment


     The Fund reinvests dividends and capital gain distributions on your shares without any sales charge in additional shares unless you indicate otherwise on the Account Application. You may elect to have dividends or capital gain distributions paid in cash on your Application or by written request to the Fund's transfer agent.


Other


     The Fund's Transfer Agent credits shares to your account, and does not issue stock certificates unless you request them. The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund's shares.


     You may also purchase shares of the Fund by paying "in-kind" in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund's investment objective and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.


     The Fund and the Transfer Agent may reject any purchase order for any reason and without prior notice. Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Fund may deem excessive trading to be when an account purchases and sells approximately the same amount of shares twice in any one year period. The Fund or the Fund's Transfer Agent may reject a purchase order and may terminate or restrict the exchange privilege of any investor or group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Fund's Transfer Agent, actual or potential harm to the Fund. The Fund or the Fund's Transfer Agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary.


Selling Your Shares

How to Redeem Shares


     Your shares may be redeemed only by instructions from the registered owner of your shareholder account. If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Fund's Transfer Agent.


     You may redeem shares by contacting your selected dealer or authorized intermediary. The selected dealer can arrange for the repurchase of the shares through the Fund's distributor at the net asset value next determined after the selected dealer receives your instructions. The dealer may charge you for this service. If your shares are held in a dealer's "street name," you must redeem them through the dealer.


     You may also redeem shares by mailing instructions to the Fund's Transfer Agent, Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-9818, or by delivering instructions to the Fund's Transfer Agent at 200 Clarendon Street, 16th Floor, Boston, MA 02116. The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number. A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Fund's Transfer Agent and the signature must be medallion guaranteed. The price you will receive for the Fund shares redeemed is the next determined net asset value for the shares after the Fund's Transfer Agent has received a completed redemption request.

     Telephone Redemptions. You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the Account Application. You can then redeem shares by telephoning the Transfer Agent at (617) 946-1945, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading. If the Fund's Transfer Agent receives your redemption request before 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading, it will process your request that day; otherwise, it will process your request on the next business day. Institutional investors may also make special arrangements with the Transfer Agent for designating personnel who are authorized to place telephone redemption requests.


     Special Factors Regarding Telephone Redemptions. The Trust will use procedures, such as assigned personal identification numbers, designed to provide reasonable verification of the identity of a person making a telephone redemption request. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption. You will be promptly notified of any refused request for a telephone redemption. If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder telephone redemption.

Redemption Payments


     Redemption payments will be made within seven days after receipt by the Fund's Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below. Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund's net assets, or during any other period when the SEC so permits.

     Redemption proceeds are generally paid by check. However, at your request, the Fund's Transfer Agent will wire redemption proceeds of $300 or more to your bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and your bank account number.


Redemption of Small Accounts


     If the value of your investment in the Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares. However, the Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares. The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust. The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days' notice.


Dividends, Distributions and Tax Status

     The  Fund  expects  to  pay  income   dividends   annually,   and  to  make
distributions of net capital gains, if any, at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.


     The Fund automatically reinvests dividends and capital gain distributions in additional shares at the net asset value per share on the reinvestment date unless you have previously requested cash payment in writing to the Fund's Transfer Agent.


     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. If you purchase shares shortly before the record date of a dividend or distribution, the shares will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

     Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December. The Fund will inform you annually of the amount and nature of its distributions.

     Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%. However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes. The Trust will also notify you each year of the amounts available as credits.

     The Statement of Additional  Information  contains information about taxes.
Consult  your  own  advisers  about   federal,   state  and  local  taxation  of
distributions from the Fund.


                              FINANCIAL HIGHLIGHTS
                              --------------------


     This financial highlights table is intended to help you understand the Fund's financial performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2003 was audited by Tait, Weller and Baker, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request. The information for the previous fiscal years was audited by the previous auditors.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year
                                                          Year Ended October 31,
                                                     ---------------------------------
                                              2003     2002      2001     2000     1999
-----------------------------------------------------------------------------------------
Net asset value, beginning of year           $12.45   $15.12    $22.34   $19.84   $16.22
                                             ------   ------    ------   ------   ------
Income from investment operations:
     Net investment income                     0.14     0.19      0.22     0.34     0.20
     Net realized and unrealized gain (loss)
       on investments                          4.04    (1.89)    (2.77)    3.99     4.91
                                               ----    ------    ------    ----     ----
Total from investment operations               4.18    (1.70)    (2.55)    4.33     5.11
                                               ----    ------    ------    ----     ----

Less distributions:
     From net investment income               (0.18)   (0.23)    (0.32)   (0.20)   (0.23)
     From net realized gain                   (0.43)   (0.74)    (4.35)   (1.63)   (1.26)
                                              ------   ------    ------   ------   ------
Total distributions                           (0.61)   (0.97)    (4.67)   (1.83)   (1.49)
                                              ------   ------    ------   ------   ------

Net asset value, end of year                 $16.02   $12.45    $15.12   $22.34   $19.84
                                             ======   ======    ======   ======   ======
Total return                                  35.16%  (12.23)%  (14.76)%  22.84%   34.23%
Ratios/supplemental data:
Net assets, end of year (millions)          $352.4   $236.8    $299.8   $326.5   $235.1

Ratio of expenses to average net assets:
     Before fees waived and expenses
       absorbed or recouped                    1.19%    1.18%     1.16%    1.18%    1.30%
     After fees waived and expenses
       absorbed or recouped                    1.20%    1.20%     1.20%    1.19%    1.20%

Ratio of net investment income to average
  net assets:
     Before fees waived and expenses
       absorbed or recouped                    1.12%    1.25%     1.39%    1.65%    1.09%
     After fees waived and expenses
       absorbed or recouped                    1.11%    1.23%     1.35%    1.64%    1.19%

Portfolio turnover rate                       26.19%   44.61%    32.07%   42.03%   32.31%



                                 PRIVACY NOTICE
                                 --------------

The Brandes Investment Trust and Brandes Investment Partners, LLC may collect non- public information about you from the following sources:

     o    Information we receive about you on applications or other forms;
     o    Information you give us orally; and
     o    Information about your transactions with us.


We do not disclose any non-public personal information about any shareholder of the Fund or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.



For more information about the Brandes Institutional International Equity Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund's annual and semi-annual reports to shareholders contain detailed information on the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):


The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:


                 Brandes Institutional International Equity Fund
                         11988 El Camino Real, Suite 500
                               San Diego, CA 92130
                                  800-331-2979


You can also review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. In addition, you can get text-only copies:


     o    For a fee, by writing the Public Reference  Section of the Commission,
          Washington,   D.C.   20549-6009  or  e-mailing  the   Commission   at:
          publicinfo@sec.gov.

     o    Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file No. 811- 8614.




                            BRANDES INVESTMENT TRUST

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                       Statement of Additional Information


                               Dated March 1, 2004

     This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Brandes Institutional International Equity Fund (the "Fund") dated March 1, 2004. Certain information is incorporated herein by reference to the Fund's 2003 Annual Report to shareholders under "Financial Statements". The Fund is a diversified series of Brandes Investment Trust (the "Trust"), a registered open-end management investment company or mutual fund. Brandes Investment Partners, LLC (the "Advisor") is the investment advisor to the Fund. Copies of the prospectus may be obtained from the Fund at 11988 El Camino Real, Suite 500, San Diego, CA 92130 or by calling 1-800-331-2979.



                                TABLE OF CONTENTS
                                                                            Page



INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS........................................................3
OTHER SECURITIES AND INVESTMENT TECHNIQUES.....................................4
MANAGEMENT....................................................................11
PROXY VOTING PROCEDURES.......................................................15
PRINCIPAL HOLDERS OF SECURITIES...............................................17
INVESTMENT ADVISORY AND OTHER SERVICES........................................19
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................21
NET ASSET VALUE...............................................................22
REDEMPTIONS...................................................................24
TAXATION......................................................................24
PERFORMANCE INFORMATION.......................................................26
FINANCIAL STATEMENTS..........................................................29
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,............................29
INDEPENDENT AUDITORS AND LEGAL COUNSEL........................................29
Anti-Money Laundering Program.................................................29
GENERAL INFORMATION...........................................................30



                        INVESTMENT OBJECTIVE AND POLICIES

     The  following   discussion   supplements  the  discussion  of  the  Fund's
investment objective and policies as set forth in the Fund's prospectus. No one can ensure that the Fund's investment objective will be achieved.

     The U.S. Government has, from time to time, imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Fund. If such restrictions should be reinstituted, the Board of Trustees of the Trust would consider alternative arrangements, including reevaluation of the Fund's investment objective and policies. However, the Fund would adopt any revised investment objective and fundamental policies only after approval by the holders of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     Investments in foreign securities involve certain inherent risks. Individual foreign economies may differ from the U.S. economy in such aspects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of property or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent on international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or other adverse developments affecting these trading partners, could have a significant adverse effect on the securities markets of such countries.

     Because most of the securities in which the Fund invests are denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets which are denominated in that currency. Such changes will also affect the Fund's income. The values of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations imposed from time to time.

     Foreign securities markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. securities. Settlement practices for transactions may differ from those in the United States and may include delays beyond periods customary in the United States. Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.


                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following fundamental investment policies and restrictions with respect to the Fund in addition to the policies and restrictions discussed in the prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As a matter of fundamental policy, the Fund is diversified; i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities, and for the purposes of this calculation, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In addition, the Fund may not:

     1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Make short sales of securities or maintain a short position, except for short sales against the box;

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     4. Write put or call options, except that the Fund may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

     5. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

     7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

     8. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts, although it has no current intention to use such contracts except to settle transactions in securities requiring foreign currency;

     9. Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

     10. Make investments for the purpose of exercising control or management;

     11. Invest in oil and gas limited partnerships or oil, gas or mineral leases.

Operating Restrictions

     The Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board of Trustees without shareholder approval.

         The Fund may not:

     1. Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

     2. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;


     3. Invest more than 15% of its net assets in unseasoned securities and illiquid securities, including Rule 144A securities;

     4. Make any change in the Fund's investment policy of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing the Fund's shareholders with at least 60 days' prior notice.


                   OTHER SECURITIES AND INVESTMENT TECHNIQUES

Convertible Securities

     The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer's capital structure. Their prices tend to be influenced by changes in interest rates (in the same manner as for debt securities) as well as changes in the market value of the common stock into which they can be converted.

Short-Term Investments

     At times the Fund may invest in short-term cash equivalent securities either for temporary, defensive purposes or as part of its overall investment strategy. These securities consist of high quality debt obligations maturing in one year or less from the date of purchase, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High quality means the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), have an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody's, or are of comparable quality in the opinion of the Advisor.

Repurchase Agreements

     Short-term investments also include repurchase agreements with respect to the high quality debt obligations listed above. A repurchase agreement is a transaction in which the Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least equal to the repurchase price.

     The majority of these transactions run from day to day and not more than seven days from the original purchase. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The Fund's risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, the purchaser's ability to sell the collateral might be restricted and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

U.S. Government Securities

     The Fund may, but is not obligated under any circumstances to, invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as obligations of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

When-Issued Securities

     The Fund may from time to time purchase securities on a "when-issued" or delayed delivery basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction. During the period between purchase and settlement, the Fund does not pay the issuer and no interest accrues to the Fund. To the extent that the Fund holds assets in cash pending the settlement of a purchase of securities, the Fund would earn no income. These transactions involve the risk that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. While the Fund may sell when-issued securities prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund will establish a segregated account with the Custodian in which it will maintain cash or liquid assets such as U.S. Government securities or other high-grade debt obligations equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Illiquid and Restricted Securities


     The Fund may invest up to 15% of its net assets at the time of purchase in illiquid securities, including (i) securities with no readily available market;
(ii) securities subject to legal restrictions on resale (so-called "restricted securities") other than Rule 144A securities noted below; (iii) repurchase agreements having more than seven days to maturity; and (iv) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days). Illiquid securities do not include those which meet the requirements of Securities Act Rule 144A and which the Advisor has determined to be liquid based on the applicable trading markets.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not affect the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission, the Advisor may determine that such securities, up to a limit of 10% of the Fund's total net assets, are not illiquid notwithstanding their legal or contractual restrictions on resale.

Securities Lending

     The fund may lend its securities in an amount up to 30% of its total assets at the time of the loan to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under present regulatory requirements, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or U.S. Government securities. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral if the borrower of the securities fails financially. However, the Fund will lend securities only when, in the Advisor's opinion, the income to be earned from the loans justifies the risks involved. The Fund or the borrower may terminate Loans.

Options

     The Fund may purchase put and call options with respect to securities which are eligible for purchase by the Fund and with respect to various stock indices to hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund may also purchase call options in closing transactions, to terminate option positions written by the Fund. The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions.


     Purchasing Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by selling the option, by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.


     The buyer of a typical put option will realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer will suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

     The Fund may purchase a put or call option only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets at the time of purchase.

     Writing Options. When the Fund writes a call option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written). If the secondary market is not liquid for a call option the Fund has written, however, the Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. The Fund will establish a segregated account with the Custodian in which it will maintain the security underlying the option written, or securities convertible into that security, or cash or liquid assets such as U.S. Government securities or other high-grade debt obligations, equal in value to commitments for options written.

     Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

     Combined Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may write a put option and purchase a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Correlation of Price Changes. Because the types of exchange-traded options contracts are limited, the standardized contracts available likely will not match the Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

     Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not succeed in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Liquidity of Options. No one can assure that a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, the Fund may not be able to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions also could be impaired.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

     Stock Index Options. Options on stock indices have certain risks that are not present with stock options generally. Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock. Accordingly, to successfully use options on a stock index, the Advisor must be able to predict correctly movements in the direction of the stock market generally. Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out positions it holds. The Fund's policy is to engage in options transactions only with respect to an index which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Stock Index Futures

     The Fund may buy and sell stock index futures contracts for bona fide hedging purposes, e.g., in order to hedge against changes in prices of the Fund's securities. No more than 25% of the Fund's total assets at the time of any such transaction will be hedged with stock index futures contracts.

     A stock index futures contract is an agreement pursuant to which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. No physical delivery of securities is made, but profits and losses resulting from changes in the market value of the contract are credited or debited at the close of each trading day to the accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. If the Advisor expects general stock market prices to rise, it might purchase a stock index future contract as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index did rise, the price of the equity securities intended to be purchased might also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. On the other hand, if the Advisor expects general stock market prices to decline, it might sell a futures contract on the index. If that index did in fact decline, the value of some or all of the equity securities held by the Fund might also be expected to decline, but that decrease would be offset in part by the increase in the value of the future contract.

     No one can ensure that it will be possible at any particular time to close a futures position. If the Fund could not close a futures position and the value of the position declined, the Fund would have to continue to make daily cash payments to the other party to the contract to offset the decline in value of the position. No one can ensure that hedging transactions will be successful, as there may be an imperfect correlation between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Successful use of futures contracts is subject to the Advisor's ability to predict correctly movements in the direction of interest rates, market prices and other factors affecting the value of securities.

     The use of futures contracts includes several risks. If the index the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of unlimited loss. Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indexes.

     In addition, a variety of factors may affect the market prices of futures contracts. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. No one can ensure that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     The Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund will not purchase or sell futures or related options if, immediately thereafter, the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's net assets.

                                   MANAGEMENT

     The Board of Trustees is responsible for the overall management of the Trust's business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund's investment objective and policies and to general supervision by the Board.

         The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

--------------------------- ---------- --------------- ---------------------------- ---------------------
                             Position                   Principal Occupation During  Other Directorships
    Name Address, and Age      Held     Date Elected*          Past 5 Years            Held by Trustee
--------------------------- ---------- --------------- ---------------------------- ---------------------
Independent Trustees**
--------------------------- -------------------------- ---------------------------- ----------------------
DeWitt F. Bowman, C.F.A      Trustee      February     Principal, Pension           RREEF America REIT3,
11988 El Camino Real, Suite                 1995       Investment Consulting, since Inc.; Wilshire
500                                                    1994.  Interim Treasurer and Funds, Inc.;
San Diego, CA 92130                                    Vice President for           Pacific Gas and
Age 73                                                 Investments - University of  Electric Nuclear
                                                       California from 2000 to      Decommissioning
                                                       2001. Formerly Chief         Trust; PCG Private
                                                       Investment Officer of the    Equity Fund; Forward
                                                       California Public Employees  Funds; Sycuan Funds
                                                       Retirement System (1989 to
                                                       1994)
---------------------------  --------- --------------- ---------------------------- ---------------------
Gordon Clifford Broadhead    Trustee    December 1994  Retired.                     None
11988 El Camino Real, Suite
500
San Diego, CA 92130
Age 80

---------------------------  --------- --------------- ---------------------------- ---------------------
W. Daniel Larsen             Trustee    December 1994  Retired.  Formerly General   None
11988 El Camino Real, Suite                            Contractor (1951-1996).
500
San Diego, CA 92130
Age 76
---------------------------  --------- --------------- ---------------------------- ---------------------

--------------------------- ----------  -------------  ---------------------------- ---------------------
                            Position                    Principal Occupation During   Other Directorships
   Name Address, and Age      Held      Date Elected*    Past 5 Years                   Held by Trustee
--------------------------- ----------  -------------  ---------------------------- ---------------------
"Interested" Trustees*** and Other Officers
--------------------------- ----------  -------------  ---------------------------- ---------------------
Charles H. Brandes           Trustee    December 1994  Chairman of the Advisor.     None
11988 El Camino Real,
Suite 500
San Diego, CA 92130
Age 60

--------------------------- ----------  ------------------------------------------- --------------------
Debra McGinty-Poteet        Trustee     June 2000      Director, Mutual Fund        None
11988 El Camino Real,       and                        Services of the Advisor.
Suite 500                   President                  Formerly Chief Operating
San Diego, CA 92130                                    Officer for North American
Age 48                                                 Trust Company; Senior Vice
                                                       President and Managing
                                                       Director for Bank of America
                                                       Funds Management.


--------------------------- ----------  -------------- ---------------------------- ---------------------
Thomas M. Quinlan           Secretary   June 2003      Counsel of the Advisor.      N/A
11988 El Camino Real,                                  Formerly Associate Counsel
Suite 500                                              of U.S. Global Investors,
San Diego, CA 92130                                    Inc.; Attorney for Franklin
Age 32                                                 Templeton Investments.

--------------------------- ----------  -------------- ---------------------------- ---------------------
Gary Iwamura                Treasurer   September       Finance Director of the     N/A
11988 El Camino Real,                   1997            Advisor. Formerly Chief
Suite 500                                               Administrative Officer,
San Diego, CA 92130                                     National Mutual Funds
Age 47                                                  Management; Chief Operating
                                                        Officer, Axe-Houghton
                                                        Management.
--------------------------- ---------- ---------------- --------------------------- ---------------------
*    Trustees and officers of the Fund serve until their resignation, removal or retirement.
**   Not "interested persons" of the Trust as defines in the 1940 Act.
***  "Interested persons" of the Trust as defined in the 1940 Act.


Board Committees


     Audit Committee. The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, DeWitt F. Bowman, Gordon Clifford Broadhead and Daniel W. Larsen. The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust's "qualified legal compliance committee". The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. During the year ended October 31, 2003, the Committee met twice.

     Nomination Committee. The Board of Trustees has a Nomination Committee, which is comprised of the independent members of the Board of Trustees, DeWitt
F. Bowman, Gordon Clifford Broadhead and Daniel W. Larsen. The Nomination Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary. The Committee did not meet during the year ended October 31, 2003.

     Valuation Committee. The Board of Trustees has a Valuation Committee. The Valuation Committee is responsible for monitoring the valuation of the Fund's securities and other investments; and as required, when the full Board is not in session, determining the fair value of illiquid securities and other holdings for which market quotations are not readily available, after consideration of all relevant factors, which determinations are reported to the full Board.

Fund Shares Owned by Trustees as of December 31, 2003



---------------------------------------
     Amount Invested Key
     -------------------
A.       $1-$10,000
B.       $10,001-$50,000
C.       $50,001-$100,000
D.       over $100,000
---------------------------------------


========================== ==================== ================================
                                                Aggregate Dollar Range of Equity
                                                  Securities in all Registered
                                                Investment Companies Overseen by
                           Dollar Range of Fund  Trustee in Family of Investment
Name                            Shares Owned               Companies
========================== ==================== ================================
"Independent" Trustees
--------------------------------------------------------------------------------
DeWitt F. Bowman                    --                        --
-------------------------- -------------------- --------------------------------
Gordon Clifford Broadhead           --                        --
-------------------------- -------------------- --------------------------------
Daniel W. Larsen                    --                        --
-------------------------- -------------------- --------------------------------
"Interested" Trustees
--------------------------------------------------------------------------------
Charles H. Brandes                   D                         D
-------------------------- -------------------- --------------------------------
Debra McGinty-Poteet                --                         C
========================== ==================== ================================
As of January 31, 2004, the officers and trustees owned less than 1% of outstanding shares of the Fund as a group.

Compensation


The Trust pays a fee of $800 per meeting to Trustees who are not "interested persons" of the Trust. They also receive a fee of $800 for any committee meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings.


     The table below shows the compensation paid to each Trustee for the fiscal year ended October 31, 2003:


                                                                                        Total
                           Aggregate    Pension or Retirement   Estimated Annual Compensation from
                          Compensation Benefits Accrued As Part      Benefits          Trust
Name                       from Trust      of Trust Expenses     Upon Retirement  Paid to Trustees
----                       ----------      -----------------     ---------------  ----------------
DeWitt F. Bowman             $5,200               $0                  $0             $5,200
Gordon Clifford Broadhead    $5,200               $0                  $0             $5,200
Daniel W. Larsen             $5,200               $0                  $0             $5,200


Code of Ethics


     The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code permits personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund, subject to certain conditions. In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Trust has also adopted a supplemental Code of Ethics for its principal officers and senior financial officers. Each Code has been filed as an exhibit to this registration statement and is available upon request by contacting the Trust.

                             PROXY VOTING PROCEDURES
                             -----------------------

     The Fund does not invest in any security for the purpose of exercising control or management. Because the Advisor is in a better position than the Board of Trustees to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. The Fund has delegated its authority to vote proxies to the Advisor, subject to the supervision of the Board of Trustees. The Fund's proxy voting policies are summarized below.

Policies of the Fund's Investment Advisor

     It is the Advisor's policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy the Advisor reviews the issues presented and makes a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Advisor considers information from a variety of sources in evaluating the issues presented in a proxy. The Advisor does not solicit or consider the views of individual shareholders of the Fund in voting proxies. The Advisor generally supports policies, plans and structures that it believes provides quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment. Because voting proxies of foreign securities may entail additional costs to the Fund, the Advisor considers the costs and benefits to the Fund in deciding whether or not to vote a particular proxy.

     The Advisor's proxy voting procedures adhere to the following broad principles:

     o The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Fund. The Advisor acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
     o Where the Advisor is given responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.
     o The financial interest of the clients is the primary consideration in determining how proxies should be voted.
     o In the case of social and political responsibility issues that in its view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, the Advisor generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these issues, although, on occasion the Advisor abstains from voting on these issues.
     o When making proxy-voting decisions, the Advisor generally adheres to its proxy voting guidelines.
     o Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Advisor to follow it, the Advisor is required to comply with it except in any instance in which doing so would be contrary to the economic interests of an employee benefit plan or otherwise imprudent or unlawful.

     The Board of Trustees of the Trust has approved the Advisor's proxy voting policies and procedures. The Board of Trustees will monitor the implementation of these policies to ensure that the Advisor's voting decisions:

     o are consistent with the Advisor's fiduciary duty to the Fund and its shareholders;
     o    seek to maximize shareholder return and the value of Fund investments;
     o    promote sound corporate governance; and
     o    are consistent with the Fund's investment objective and policies.

Conflicts of Interest

     The Advisor's Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time. If the Advisor receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee will determine whether the conflict is "material" to any specific proposal included within the proxy. In situations where there is a conflict of interest between the interests of the Advisor and the interests of the Fund, the Advisor will take one of the following steps to resolve the conflict:

     1. Refer Proposal to the Board of Trustees - The Advisor may refer the proposal to the Board of Trustees and obtain instructions from the Board on how to vote the proxy relating to that proposal.
     2. Obtain Fund Ratification - If the Advisor is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Fund and obtain the Fund's consent to how the Advisor will vote on the proposal (or otherwise obtain instructions from the Board of Trustees on how the proxy on the proposal should be voted).
     3. Use Predetermined Voting Policy - The Advisor may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the Fund, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the Advisor will not be exercising discretion on the specific proposal raising a conflict of interest.
     4. Use an Independent Third Party for All Proposals - Subject to any Fund imposed proxy voting policies, the Advisor may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or IRRC (or to have the third party vote such proxies).
     5. Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict - Subject to any Fund imposed proxy voting policies, the Advisor may use an independent third party (such as ISS or IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

     In the event of a conflict between the interests of the Advisor and the Fund, the Advisor's policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies. The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case will be determined by a majority of the Independent Trustees.

More Information

     The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, (617) 946-1945 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures is available by calling (617) 946-1945 and will be sent within three business days of receipt of a request.


                        PRINCIPAL HOLDERS OF SECURITIES


     A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of February 2, 2004, the following persons held of record more than 5% of the outstanding shares of the Fund:

------------------------------------------- ------------------ -----------------
Name and Address                             Number of Shares   Percentage Owned
------------------------------------------- ------------------ -----------------
Charles Schwab & Co., Inc. (1)                 6,425,184.40         26.9995%
101 Montgomery Street
San Francisco, CA 94104

------------------------------------------- ------------------ -----------------
Wells Fargo Bank TTEE                          3,689,627.33         15.5043%
fbo Deseret Mutual Benefits Plan
P.O. Box 1533 Minneapolis, MN 55480

------------------------------------------- ------------------ -----------------
Guy Bell Plan Administrator State of Alaksa    3,002,189.61         12.6156%
TTEE
FBO State of Alaska Deferred Compensation
Plan
8515 East Orchard Road 2T2
Englewood, CO 80111


------------------------------------------- ------------------ -----------------
State Street Bank & Trust For:                 1,284,675.25          5.3983%
AMD Retirement Savings Profit Sharing Plan
105 Rosemont Avenue
Westwood, MA 02090-2318

------------------------------------------- ------------------ -----------------

----------------------
(1) Charles Schwab & Co. Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any individual accounts.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

     Subject to the supervision of the Board of Trustees, the Advisor provides investment management and services to the Fund, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor provides a continuous investment program for the Fund and makes decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator;
(v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify the Trust's officers and Trustees; and (xii) amortization of organization costs.

     Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to the Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, the Fund will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

     The Advisory Agreement with respect to the Fund will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or "interested persons" of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities.

     The Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund can terminate the Advisory Agreement with respect to the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisor may also terminate the Advisory Agreement on 60 days written notice to the Fund. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).


     Since 1997, the Advisor has agreed annually that it will waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed during each fiscal year 1.20% of the average daily net assets of the Fund (the "Expense Cap"). Such agreement is currently in effect through October 31, 2004. The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor without interest at any time before the later of (i) December 31, 2004, and (ii) the end of the fifth full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the Fund to exceed the Expense Cap for that fiscal year.

     During the fiscal years ended October 31, 2001, 2002 and 2003 the Advisor earned an advisory fee at the rate of 1.00% of the average net assets of the Fund. That fee amounted to $3,305,254, $3,049,869 and $2,660,835, respectively. During the fiscal years ended October 31, 2001, 2002 and 2003, the Advisor recouped reimbursements to the Fund in prior years in the amount of $150,016, $69,633 and $26,881, respectively. As of October 31, 2003, the accrued unpaid reimbursements totaled $199,584.

     In determining whether to renew the Advisory Agreement each year, the Board of Trustees evaluates information provided by the Advisor in accordance with
Section 15(c) of the 1940 Act. At its last annual review meeting in December 2003, the Board considered a number of facts, in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the Fund, and financial results of the Advisor.

     In reviewing the fees and expense borne by the Fund, the Board noted, among other things, that the Fund's advisory fees and its total expenses over various periods as a percentage of its average net assets were above median in relation to its peer group. However, in reviewing the quality of services provided to the Fund, the Board noted that the Fund's results were substantially better than its benchmark index and peer group of funds for the year ended October 31, 2003and were substantially better than its benchmark for all other calendar years since its inception. The Board also considered the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Fund.


     Based on the review, the Board, including the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

Administration Agreement


     U.S. Bancorp Fund Services, LLC ("USBFS") serves as Administrator for the Fund, subject to the overall supervision of the Trustees. The Administrator is responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Fund's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Fund's insurance relationships; (iii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund's shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Fund's registration and/or the registration of the shares of the Fund under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders;
(vi) overseeing all relationships between the Fund and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Trust's Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above. For its services, the Administrator receives a fee at the annual rate of 0.05% of the first $250 million of the Fund's average daily net assets, 0.04% of the next $250 million of average daily net assets and 0.03% thereafter, subject to a $40,000 annual minimum. As a result, for the fiscal years ended October 31, 2001, 2002 and 2003 the Administrator received compensation of =$157,211, $146,733 and $130,672, respectively, from the Fund.


Distribution Agreement


     Quasar Distributors, LLC (the "Distributor"), 615 E. Michigan Street, Milwaukee, Wisconsin, 53202, serves as the Trust's principal underwriter pursuant to a Distribution Agreement with the Trust. The Distributor is an affiliate of the Administrator, and receives no separate compensation for its services. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreement. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Trust's Board of Trustees.

     The Fund may purchase portfolio securities directly from issuers or from underwriters. Where possible, it makes purchases and sales through dealers (including banks) which specialize in the types of securities involved, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

     In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. It considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

     The Advisor has a formal broker evaluation process based on a semi-annual survey of its research analysts. Target trading allocations to brokerage firms are established, based on evaluation of factors such as proprietary research, access to analysts, coordination of visits from management of portfolio companies, and participation in industry conferences. However, the decision to select a broker-dealer for a particular transaction is based on its ability to provide the most favorable price and execution as discussed above.

     The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     The Advisor makes investment decisions for the Fund independently from those of the Advisor's other client accounts. Nevertheless, at times the same securities may be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and the Fund seek to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If the Fund and one or more of such other client accounts simultaneously purchases or sells the same security, the Advisor allocates each day's transactions in such security between the Fund and all such client accounts as it decides is fair, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors it deems relevant. In some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions for the Fund.


     The Fund paid total  brokerage  commissions  during the fiscal  years ended
October  31,  2001,   2002  and  2003  of  $291,329,   $371,504  and   $289,239,
respectively.



                                 NET ASSET VALUE

     The net asset value per share of the Fund is calculated for the shares by adding the value of all fund securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

     Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange, normally, 4:00 p.m. Eastern time, on each day the Exchange is open for trading and the Federal Reserve Bank's Fedline System is open. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

     The Fund values options and futures contracts which are traded on exchanges at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. However, if an exchange closes later than the New York Stock Exchange, the Fund values the options or futures traded on it based on the sales price, or the mean between bid and asked prices, as the case may be, as of the close of the New York Stock Exchange.

     Foreign securities markets normally complete trading well before the close of the New York Stock Exchange. In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund's net asset value is not calculated. Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange. The Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 1:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

     The Fund may use a pricing service approved by the Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.


     The Fund values securities and other assets for which market quotations are not readily available at fair value as determined in good faith by or under the direction of the Board of Trustees. Such values are initially determined by the Valuation Committee of the Board of Trustees (comprised of Ms. McGinty-Poteet and Messrs. Bowman, Larsen and Broadhead) in consultation with Advisor, including the Advisor's portfolio managers and research and credit analyst, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security. If the Committee in consultation with the Advisor is unable to determine a fair value for a security, a meeting of the Board of Trustees is called promptly to determine what action should be taken. All determinations of the Committee are reviewed at the next meeting of the full Board of Trustees.

     An example of how the Fund calculated the net asset value per share as of October 31, 2003 is as follows:

                Net Assets            =       Net Asset Value per share
      ------------------------------
           Shares Outstanding

              $352,360,735            =                $16.02
      ------------------------------
               21,991,114


                                   REDEMPTIONS

     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in readily marketable securities with a current market value equal to the redemption price. Although the Fund does not expect to make any part of a redemption payment in securities, if such payment were made, an investor would incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which commits the Fund to paying redemptions in cash, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's total net assets at the beginning of such 90-day period.

                                    TAXATION

     The Fund intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forwards contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Fund at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders. The Fund may make certain elections available under the Code which are applicable to straddles. If the Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.


     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income or "qualified dividend income" (if so designated by the Fund) to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.


                             PERFORMANCE INFORMATION

Average Annual Total Return

     Average annual total return used in the Fund's advertising and promotional materials reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period, and is computed according to the following formula:
                                        n
                                  P(1+T) = ERV

        Where:        P  =  a hypothetical initial payment of $1,000.
                      T  =  average annual total return.
                      n  =  number of years in the base period.
                      ERV = ending redeemable value of the hypothetical $1,000
                            payment  made  at  the beginning of  the base period
                            assuming   reinvestment   of   all   dividends   and
                            distributions.


     The average annual total returns for the following periods ended October 31, 2003 were:

   --------------------------------------------------------------------
             Brandes Institutional International Equity Fund
                                                   Since Inception
          1 Year                5 Years           (January 2, 1997)
   ---------------------- -------------------- ------------------------
          35.16%                10.77%                 12.21%
   ---------------------- -------------------- ------------------------


Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                        n
                                P(1 + T) = ATV
                                              D

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        the average annual total return
                  n        =        the number of years and
                  ATV      =        the ending redeemable value of a
                     D              hypothetical $1,000 payment made at the
                                    beginning of the period after taxes on
                                    distribution, not after taxes on redemption.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.



     The average annual total returns after taxes on distributions for the following periods ended October 31, 2003 were:

    --------------------------------------------------------------------
              Brandes Institutional International Equity Fund
                                                    Since Inception
           1 Year                5 Years           (January 2, 1997)
    ---------------------- -------------------- ------------------------
           33.51%                 7.89%                  9.97%
    ---------------------- -------------------- ------------------------


Average Annual Total Return (after Taxes on Distributions and Redemptions)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                                        n
                                P(1 + T) = ATV
                                              DR

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        the average annual total return
                  n        =        the number of years and
                  ATV      =        the ending redeemable value of a
                     DR             hypothetical $1,000 payment made at the
                                    beginning of the period after taxes on
                                    distribution and redemption.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.


     The  average  annual  total  returns  after  taxes  on  distributions   and
redemptions for the following periods ended October 31, 2003 were:

    --------------------------------------------------------------------
              Brandes Institutional International Equity Fund
                                                    Since Inception
           1 Year                5 Years           (January 2, 1997)
    ---------------------- -------------------- ------------------------
           23.06%                 7.96%                  9.62%
    ---------------------- -------------------- ------------------------



     All performance figures are based on historical results and are not intended to indicate future performance.

     The Fund will update the time periods used in advertising to the last day of the most recent quarter prior to submission of the advertising for publication.


                              FINANCIAL STATEMENTS


     The Annual Report to shareholders of the Fund for the period ended October 31, 2003 is a separate document and the financial statements appearing in it are incorporated by reference in this Statement of Additional Information. Those financial statements have been audited by Tait, Weller & Baker, whose report appears in the Annual Report. The financial statements have been incorporated in this Statement of Additional Information in reliance on their authority as experts in accounting and auditing.



               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                     INDEPENDENT AUDITORS AND LEGAL COUNSEL


     The Trust's custodian, Investors Bank & Trust Company, P.O. Box 642, Boston, Massachusetts, 02117-9818, is responsible for holding the Fund's assets and also acts as the Fund's accounting services agent. Investors Bank & Trust Company acts as the Fund's transfer and dividend disbursing agent.

     The Trust's independent auditors, Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, examine the Fund's financial statements annually and prepare the Fund's tax returns.

     Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California, 90071, acts as legal counsel for the Trust and the Advisor.


                         Anti-Money Laundering Program.

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.


     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


     As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

                               GENERAL INFORMATION


     The Trust was organized as a Delaware business trust on July 6, 1994 and is an open-end management investment company. The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest of separate series and to terminate any series without shareholder consent if it believes such termination is in the best interest of the shareholders of such series. The Fund is currently the only series of the Trust. The Fund commenced operation January 2, 1997. Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of the Fund's assets in the securities of another investment company, upon notice to and approval of shareholders. The Trust's Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Fund or their investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


     You can examine the Trust's Registration Statement on Form N-1A at the office of the Securities and Exchange Commission in Washington, DC. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Shares of Beneficial Interest

Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust will not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Thus, on any matter submitted to a vote of shareholders of the Trust, all shares of the affected series will vote unless otherwise permitted by the Investment Company Act, in which case all shares of the Trust will vote in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon by shareholders of the Fund, as would the approval of any advisory or distribution contract for the Fund. However, all shares of the Trust will vote together in the election or selection of Trustees and accountants for the Trust.

     As used in the Fund's prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

     The Trust does not hold annual shareholder meetings of the Fund. The Trust will not normally hold meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing by the shareholders of record owning at least 10% of the Trust's outstanding shares Trust and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.


     Each share of the Fund has equal voting rights, and fractional shares have fractional rights. Each share of the Fund is entitled to participate equally in dividends and distributions and the proceeds of any liquidation from the Fund. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.



                BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                                     PART C
                               OTHER INFORMATION


Item 23.  Exhibits.

     The following exhibits are included with this Post- Effective Amendment, except as noted:

     (a)  (i) Agreement and Declaration of Trust(1)
          (ii) Amendment to Agreement and Declaration of Trust(1)
          (iii) Amendment to Agreement and Declaration of Trust(2)
     (b)  By-Laws (1)
     (c)  Not applicable
     (d)  (i)   Investment   Advisory   Agreement   relating   to  the   Brandes
                Institutional International Equity Fund (3)
          (ii)  Form of  Investment  Advisory  Agreement relating to the Brandes
                Institutional Global Equity Fund (4)
          (iii) Operating Expense Letter (5)
     (e)  Distribution Agreement with Quasar Distributors, LLC(6)
     (f)  Not applicable
     (g)  (i) Custodian Agreement(2)
          (ii) Amendment  Agreement to Custodian and Transfer  Agency  Agreement
               (7)
     (h)  (i) Administration Agreement (1)
          (ii) Transfer Agency Agreement(2)
          (iii)Amendment  Agreement to Custodian and Transfer  Agency  Agreement
               (7)
     (i)  Opinion and consent of counsel (2)
     (j)  Consent of independent accountants - Filed herewith
     (k)  Not applicable
     (l)  Investment letter (1)
     (m)  Not applicable
     (n)  Not applicable
     (o)  Not applicable
     (p)  Code of Ethics
          (i)  Brandes Investment Partners, LLC (formerly L.P.)(6)
          (ii) Brandes Investment Partners, LLC (formerly L.P.) - Amendment (6)
          (iii)Brandes Investment Trust (6)
          (iv) Quasar Distributors, LLC (7)
     (q)  Power of Attorney
          (i)  Gordon Broadhead (8)
          (ii) W. Daniel Larsen (8)
          (iii) DeWitt Bowman (8)

     (1)  Previously   filed  with   Post-Effective   Amendment  No.  2  to  the
Registration Statement on Form N-1A (File No. 33-81396), filed on January 10, 1996, and incorporated herein by reference.

     (2)  Previously   filed  with   Post-Effective   Amendment  No.  3  to  the
Registration Statement on Form N-1A (File No. 33-81396), filed on February 7, 1996, and incorporated herein by reference.

     (3)  Previously   filed  with   Post-Effective   Amendment  No.  4  to  the
Registration Statement on Form N-1A (File No. 33-81396), filed on October 2, 1996, and incorporated herein by reference.

     (4)  Previously   filed  with   Post-Effective   Amendment  No.  8  to  the
Registration Statement on Form N-1A (File No. 33-81396), filed on March 23, 1998, and incorporated herein by reference.

     (5)  Previously  filed  with   Post-Effective   Amendment  No.  10  to  the
Registration Statement on Form N-1A (File No. 33-81396), filed on March 1, 1999, and incorporated herein by reference.

     (6)  Previously  filed  with   Post-Effective   Amendment  No.  13  to  the
Registration Statement on Form N-1A (File No. 33-81396), filed on March 1, 2001, and incorporated herein by reference.

     (7)  Previously  filed  with   Post-Effective   Amendment  No.  15  to  the
Registration Statement on Form N-1A (File No. 33-81396), filed on March 1, 2002, and incorporated herein by reference.

     (8)  Previously  filed  with   Post-Effective   Amendment  No.  16  to  the
Registration Statement on Form N-1A (File No. 33-81396), filed on March 1, 2003, and incorporated herein by reference.

Item 24.  Persons Controlled by or under Common Control with Registrant.

     The Registrant does not control, nor is it under common control, with any other person.

Item 25.  Indemnification.

     Article VI of Registrant's By-Laws states as follows:

     Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

     Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

     (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

     (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

     (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

     The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:

     (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

     (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless an only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

     (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

     Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

     Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

     (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

     (b) A written opinion by an independent legal counsel.

     Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

     Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

     Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

     (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

     (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

     Brandes Investment Partners, LLC, 11988 El Camino Real, Suite 500, San Diego, California 92130, is the investment advisor of the Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Brandes Investment Partners, LLC and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by Brandes Investment Partners, LLC (File No. 801-24896), which is incorporated herein by reference.

Item 27.   Principal Underwriter.

     (a) Quasar Distributors, LLC, the Registrant's principal underwriter, acts as principal underwriter for the following investment companies:

----------------------------------------- --------------------------------------
          Advisors Series Trust               Harding, Loevner Funds, Inc.
           AHA Investment Funds                 The Hennessy Funds, Inc.
     Alpha Analytics Investment Trust        The Hennessy Mutual Funds, Inc.
           Alpine Equity Trust                     Jacob Internet Fund
           Alpine Series Trust                 The Jensen Portfolio, Inc.
           Alpine Income Trust              Kirr Marbach Partners, Funds, Inc.
     Alternative Investment Advisors            Kit Cole Investment Trust
            Blue & White Fund                  Light Revolution Fund, Inc.
         Brandes Investment Trust                   The Lindner Funds
      Brandywine Advisors Fund, Inc.                   LKCM Funds
           Brazos Mutual Funds                    Masters' Select Funds
             Buffalo Funds                   Matrix Advisors Value Fund, Inc.
        Builders Fixed Income Fund                 Monetta Fund, Inc.
            CCM Advisors Funds                       Monetta Trust
       CCMA Select Investment Trust                     MP63 Fund
        Country Mutual Funds Trust                     MUTUALS.com
            Cullen Funds Trust                        NorCap Funds
         Dow Jones Islamic Index                     Optimum Q Funds
              Everest Funds                        Permanent Portfolio
        First American Funds, Inc.             PIC Investment Trust Funds
First American Insurance Portfolios, Inc.   Professionally Managed Portfolios
  First American Investment Funds, Inc.         Prudent Bear Mutual Funds
   First American Strategy Funds, Inc.                Rainier Funds
             FFTW Funds, Inc.                       SEIX Funds, Inc.
         Fort Pitt Capital Funds              TIFF Investment Program, Inc.
           Glenmede Fund, Inc.                         Wexford Trust
         Guinness Atkinson Funds                       Zodiac Trust
----------------------------------------- --------------------------------------

     (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal   Position and Offices with Quasar Positions and Offices with
Business Address     Distributors, LLC                Registrant
-------------------- -------------------------------- --------------------------
James R. Schoenike   President, Board Member          None
-------------------- -------------------------------- --------------------------
Donna J. Berth       Treasurer                        None
-------------------- -------------------------------- --------------------------
Joe Redwine          Board Member                     None
-------------------- -------------------------------- --------------------------
Bob Kern             Board Member                     None
-------------------- -------------------------------- --------------------------
Eric W. Falkeis      Board Member                     None
-------------------- -------------------------------- --------------------------

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     (c) Not applicable.


Item 28. Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant and Registrant's Administrator and custodian, as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 12750 High Bluff Drive, San Diego, CA 92130; the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Administrator at 2020 East Financial Way, Suite 100, Glendora, CA 91741, and all other records will be maintained by the Custodian at 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Item 29. Management Services.

     Not applicable.

Item 30. Undertakings.

     (a) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purposes of voting upon the question of removal of a director and will assist in communications with other shareholders.

     (b) The Registrant  undertakes,  in the event the  information  required by
Item 5A is contained in an annual report to shareholders, to furnish a copy of such latest report to shareholders to each person to whom a prospectus is delivered, upon request and without charge.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego and State of California on the 26th day of February, 2004.


                                                BRANDES INVESTMENT TRUST


                                                By /s/ Debra McGinty-Poteet
                                                --------------------------------
                                                Debra McGinty-Poteet
                                                President


This Amendment to the Registration Statement on Form N-1A of Brandes Investment Trust has been signed below by the following persons in the capacities indicated on February 26, 2004.


/s/ Debra McGinty-Poteet              President               February 26, 2004
---------------------------------
Debra McGinty-Poteet

Charles H. Brandes*                   Trustee                 February 26, 2004
---------------------------------
Charles H. Brandes

DeWitt F. Bowman*                     Trustee                 February 26, 2004
---------------------------------
DeWitt F. Bowman

Gordon Clifford Broadhead*            Trustee                 February 26, 2004
---------------------------------
Gordon Clifford Broadhead

Daniel W. Larsen*                     Trustee                 February 26, 2004
---------------------------------
W. Daniel Larsen

Gary Iwamura*                         Treasurer               February 26, 2004
--------------------------------      (Principal Financial
Gary Iwamura                          and Accounting Officer)


*/s/ Debra McGinty-Poteet
 -----------------------------
By:  Debra McGinty-Poteet
       Attorney-in-fact as per Power of Attorney filed February 28, 2003.


                                 EXHIBIT INDEX
                                 -------------


ITEM NO.                        DESCRIPTION
--------                        -----------

99.(j)                          Consent of Independent Auditors